Acquisition of The Private Bank of California

August 22, 2012

Forward Looking Statements

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in First PacTrust Bancorp Inc.'s ("First PacTrust" or "BANC") filings with the Securities and Exchange Commission (the "SEC"). Risks and uncertainties related to First PacTrust and Private Bank of California include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; (2) the outcome of any legal proceedings that may be instituted against First PacTrust or Private Bank of California; (3) the inability to complete the transactions contemplated by the definitive agreement due to the failure to satisfy conditions to completion, including the receipt of regulatory approval; (4) risks that the proposed transaction, or the recently completed Gateway Business Bank and Beach Business Bank acquisitions, may disrupt current plans and operations, and the potential difficulties in employee retention as a result of those transaction; (5) the amount of the costs, fees, expenses and charges related to the proposed transaction; (6) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses; (7) continuation of the historically low short-term interest rate environment; (8) changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; (9) increased levels of non-performing and repossessed assets that may result in future losses; (10) greater than anticipated deterioration or lack of sustained growth in the national or local economies; (11) changes in state and federal legislation, regulations or policies applicable to banks or other financial service providers, including regulatory or legislative developments, like the Dodd-Frank Wall Street Reform and Consumer Protection Act, arising out of current unsettled conditions in the economy; (12) the results of regulatory examinations; and (13) increased competition with other financial institutions. You should not place undue reliance on forward-looking statements, and FPTB undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Additional Information About the First PacTrust/ Private Bank of California Transaction

First PacTrust and Private Bank of California will be filing a proxy statement/prospectus and other relevant documents concerning the merger with the SEC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain these documents free of charge at the SEC's Web site (www.sec.gov). In addition, documents filed with the SEC by First PacTrust will be available free of charge from Richard Herrin, Corporate Secretary at (949)236-5300, and documents relating to the proposed transaction will be available free of charge from David Misch, CEO at (310)286-0710. The directors, executive officers, and certain other members of management and employees of FPTB may be deemed to be participants in the solicitation of proxies in favor of the merger from the shareholders of Private Bank of California. Information about the directors and executive officers of First PacTrust is included in the proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on April 24, 2012. The directors, executive officers, and certain other members of management and employees of Private Bank of California may also be deemed to be participants in the solicitation of proxies in favor of the merger from the shareholders of Private Bank of California. Information about the directors and executive officers of The Private Bank of California is available on The Private Bank of California's website at www.tpboc.com. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Today's Announcement

First PacTrust Bancorp is pleased to announce the acquisition of The Private Bank of California, an approximately $650 million bank based in Los Angeles, California.

	2010	2011 - 2012			Today
ORGANIC GRWOTH	Completed Baseline Assessment and Business Plan	Opened La Jolla and San Marcos Branches	Launched Commercial Real Estate Lending Division	Opened Santa Monica, Century City and Tustin Branches	
MERGERS & ACQUISITIONS	Acquisition of Real Estate for La Jolla and San Marcos Branches from FDIC	Moved Corporate Headquarters to Irvine, California	Acquisition of Beach Business Bank	Acquisition of Gateway Business Bank	The Private Bank of California Acquisition Announced
MANAGEMENT	Greg Mitchell hired as CEO and Steven Sugarman appointed to Board of Directors	New CEO, CFO, CCO, CLO, CAO and Chief of Retail Banking hired at PacTrust	Chrisman, Seabold, Brownstein, and Karish join Board of Directors	Robert Franko hired as President and Robb Evans appointed to Board of Directors	Holding Company Management Team Expanded
CAPITAL	Completed $60.0 million Capital Raise	Completed $27 million equity offering	Awarded $32 million investment from SBLF	Completed $33 million debt offering	

Mission

To become the bank of choice in Southern California for growing families, high net worth individuals, small to mid-sized businesses and their owners

First pactrust Bancorp, Inc.

Transaction Overview

Structure	✓ Whole company acquisition of The Private Bank of California by First PacTrust subsidiary Beach Business Bank ✓ Beach Business Bank to be renamed The Private Bank of California
Price	✓ The Private Bank of California shareholders to receive approximately $13.00 per share in combination of cash and common.
Team	✓ Founding Board Member Richard Pachulski to Chair First PacTrust's newly formed Advisory Board. ✓ David Misch (CEO) to become Chief Risk Officer at First PacTrust ✓ Retention agreements in place with key employees (Richard Smith, President, and Nick Zappia, EVP)
Due Diligence	✓ Completed mutual review of credit portfolios and financial, regulatory and operational risks ✓ No financing contingency
Required Approvals	✓ The approval of the shareholders of The Private Bank of California ✓ Regulatory approvals
Timing	✓ Expected to close during second quarter of 2013.

Transaction Rationale

Strategic

- ✓ Consistent with First PacTrust's stated objective of expanding its Southern California community banking business
- ✓ Transforms and strengthens First PacTrust by increasing scale and providing strong entry into private banking, small- to middle- market lending and entertainment banking which can be executed across First PacTrust's platform
- ✓ Expanded relationships and presence in valuable west LA markets such as Beverly Hills, Century City, Brentwood and Santa Monica

Financial

- ✓ Price to tangible book value compares favorably with other recent transactions
- ✓ Transaction is expected to be immediately accretive to earnings per share
- ✓ First PacTrust's resulting deposit mix will be strengthened by The Private Bank of California's low-cost deposit base, helping to drive future earnings

Cultural

- ✓ Customers and communities will benefit from combination of two organizations with complementary capabilities and a community-based focus
- ✓ Addition of key personnel from The Private Bank of California will help increase First PacTrust's penetration and prominence in its target markets
- ✓ Diversified business lines will help First PacTrust expand services offered

FIRST pactrust BANCORP, INC.

Overview of Private Bank of California

Company Overview

Bank Name	Private Bank of California	
Headquarters	Los Angeles, CA	
Date Established	October 24, 2005	
Depository Branches	3	
Total Assets	$	638,746
Cash & Securities	$	321,537
Gross Loans	$	318,049
Total Deposits	$	552,692
Borrowings	$	33,703
Preferred Equity	$	10,000
Tangible Common Equity	$	40,626

Pro Forma Branch Map



Los Angeles
Pasadena
Thousand Oaks
Inglewood
Manhattan Beach
Torrance
Long Beach
Huntington Beach
Santa Ana
Irvine
Costa Mesa
Laguna Niguel
Dana Point
San Juan Capistrano
San Clemente
Oceanside
Carlsbad
Encinitas
Escondido
San Diego
Coronado
Chula Vista
Tijuana
Riverside
San Bernardino
Ontario
Pomona
Corona
Moreno Valley
Temecula
Palm Springs
Pacific Ocean
Santa Catalina Island
San Clemente Island
BANC Locations
PBCA Locations

Location	2011 Deposits ($000)	2010 Deposits ($000)	2006 Deposits ($000)	2010-2011 Growth Rate(%)	2006-2011 Growth Rate(%)
10100 Santa Monica Blvd - Los Angeles	388,002	299,856	59,646	29.4	550.51
7083 Hollywood Blvd - Los Angeles	18,913	-	-	-	-
1920 Main St - Irvine	-	-	-	-	-
601 S Figueroa St - Los Angeles	-	-	-	-	-

- ✓ Strong private banking clientele, small- to middle- market and established entertainment-based lending business
- ✓ Strong cultural and strategic fit between Beach Business Bank and The Private Bank of California
- ✓ Retention agreements with key private banking and business banking professionals

Source: SNL Financial as of 6/30/2012 & FDIC Deposit Data as of 6/30/2011
Note: All dollars in thousands

Mutually Beneficial Transaction

Benefits to First PacTrust Bancorp	Benefits to The Private Bank of California
✓ Valuable deposit franchise (e.g., noninterest bearing deposits represent approximately 45% of total deposits) ✓ Access and rights to exclusive software for the entertainment lending business ✓ Excellent credit management, clean loan portfolio ✓ Respected and experienced management and lending team ✓ Financial terms compare favorably to recent market transactions	✓ Approximately 25-30% acquisition premium relative to most recent stock price ✓ Access to First PacTrust's larger banking balance sheet and platform allows increased service capabilities for bank customers ✓ Ability of The Private Bank of California's management team to continue to build the premier community bank in Southern California

P&L Impact	✓ Expected earnings accretion of over $5 million in 2013 ✓ Moderate cost savings assumptions ✓ One-time deal related expenses of approximately $3.0 million, pre-tax ✓ Attractive TBV earn back period
Consideration Structure	✓ Approximately $13.00 per share; Approximately $50 million in the aggregate ✓ Approximately $25 million cash and approximately $25 million common stock at $12 per share

Other Announcements

- ✓ First PacTrust's Board of Directors also announced the following enhancements to its management team and board oversight including the establishment of a Co-CEO office in view of company's growth and to facilitate integration and development of strategic initiatives:
  - Greg Mitchell and Steven Sugarman named Co-Chief Executive Officers. Mr. Mitchell to focus on banking operations. Mr. Sugarman to focus on corporate initiatives and non-depository operations.
  - John Grosvenor named General Counsel
  - David Misch named Chief Risk Officer (subject to closing of the acquisition of The Private Bank of California)
  - Jeff Seabold appointed to the Board of PacTrust Bank
- ✓ First PacTrust announced the planned formation of its Advisory Board and the appointment of Richard Pachulski as Chairman of the Advisory Board
- ✓ First PacTrust will be hosting a conference call on Wednesday, August 22, 2012 at 11:30 am Pacific Time; Dial-In (866) 333-0098, Conference ID 23596145; for details, please visit www.firstpactrustbancorp.com

Summary

Strategic Fit and Attractive Deal Economics

- ✓ Immediately accretive to earnings, attractive TBV earn back period
- ✓ Access to private banking, small- to middle- market and entertainment-based lending
- ✓ Represents a strategic, financial and cultural fit with First PacTrust
- ✓ Builds upon PacTrust lending capabilities, strengthens deposit base, and broadens management expertise
- ✓ Attractive valuation; a franchise such as The Private Bank of California is unique and scarce within the Southern California market

Executing on Growth

- ✓ First PacTrust will continue to seek opportunities to grow and leverage capital base
- ✓ Significant industry, economic and market dislocation will continue to create opportunities for disciplined buyers with capital resources
  - — Smaller banking institutions are continuously being challenged on many fronts (profitability, regulatory, access to capital, succession issues, etc.)
- ✓ First PacTrust remains well positioned to act as a consolidator of choice given its liquid public currency, capital resources, strong management team, scalable balance sheet and effective business model with an attractive dividend

Appendix

Pro Forma Balance Sheet



First PacTrust Bancorp*
The Private Bank of CA
Total Assets
1,562,545
638,746
Cash & Securities
282,296
318,084
Gross Loans
1,197,070
318,049
Deposits
1,276,482
552,692
0%
20%
40%
60%
80%
100%

Combined Company**		
Total Assets	$	2,201,291
Cash & Securities	$	600,380
Gross Loans	$	1,515,119
Deposits	$	1,829,174

Source: SNL Financial as of 6/30/2012,
Note: Amounts are dollars in thousands
* Includes FPTB's pro forma acquisition of Gateway Bancorp and Beach Business Bank
** Combined company before purchase accounting adjustments

Pro Forma Deposit Composition

PacTrust Bank



Non Int Bearing 10.2%
NOW Accts 9.0%
MMDA & Sav 31.8%
Jumbo Time 34.6%
Retail Time 14.4%

	Deposit Mix	
	Balance	% of Total
Non Interest Bearing	130,847	10.2%
NOW & Other Trans	114,342	9.0%
MMDA & Sav	406,373	31.8%
Retail Time Deposits	184,343	14.4%
Jumbo Time Deposits	441,345	34.6%
Total Deposits	**$1,277,250**	**100.0%**
MRQ Cost of Deposits:		1.98%

The Private Bank of California



Non Int Bearing 44.6%
Jumbo Time 13.5%
MMDA & Sav 37.7%
Retail Time 0.2%
NOW Accts 4.0%

	Deposit Mix	
	Balance	% of Total
Non Interest Bearing	246,707	44.6%
NOW & Other Trans	21,935	4.0%
MMDA & Sav	208,237	37.7%
Retail Time Deposits	1,252	0.2%
Jumbo Time Deposits	74,561	13.5%
Total Deposits	**$552,692**	**100.0%**
MRQ Cost of Deposits:		0.34%

Combined*



Non Int Bearing 20.6%
NOW Accts 7.4%
Jumbo Time 28.2%
MMDA & Sav 33.6%
Retail Time 10.1%

	Deposit Mix	
	Balance	% of Total
Non Interest Bearing	377,554	20.6%
NOW & Other Trans	136,277	7.4%
MMDA & Sav	614,610	33.6%
Retail Time Deposits	185,595	10.1%
Jumbo Time Deposits	515,906	28.2%
Total Deposits	**$1,829,942**	**100.0%**
MRQ Cost of Deposits:		1.48%

Source: SNL Financial as of 6/30/2011
Note: All dollars in thousands
*Combined company before purchase accounting adjustments

Pro Forma Loan Composition

PacTrust Bank


C&D
OwnOcc CRE
7.0%

	Loan Mix	
	Balance	% of Total
Constr & Dev	18,169	1.5%
1-4 Family Residential	454,553	37.6%
Home Equity	236,256	19.5%
Owner - Occ CRE	85,142	7.0%
Other CRE	191,342	15.8%
Multifamily	101,646	8.4%
Commercial & Industrial	106,919	8.8%
Consr & Other	14,547	1.2%
Total Loans	$1,208,503	100.0%
MRQ Yield on Loans:		6.75%
Loan / Deposit Ratio:		94.62%

The Private Bank of California


1-4 Fam
7.3%
C&D
5.1%
Multifam
1.7%

	Loan Mix	
	Balance	% of Total
Constr & Dev	16,340	5.1%
1-4 Family Residential	23,364	7.3%
Home Equity	63,360	19.9%
Owner - Occ CRE	34,667	10.9%
Other CRE	46,085	14.5%
Multifamily	5,441	1.7%
Commercial & Industrial	116,257	36.6%
Consr & Other	12,535	3.9%
Total Loans	$318,049	100.0%
MRQ Yield on Loans:		4.27%
Loan / Deposit Ratio:		57.55%

Combined*


OwnOcc CRE
7.8%

	Loan Mix	
	Balance	% of Total
Constr & Dev	34,509	2.3%
1-4 Family Residential	477,917	31.3%
Home Equity	299,616	19.6%
Owner - Occ CRE	119,809	7.8%
Other CRE	237,427	15.6%
Multifamily	107,087	7.0%
Commercial & Industrial	223,176	14.6%
Consr & Other	27,082	1.8%
Total Loans	$1,526,623	100.0%
MRQ Yield on Loans:		6.23%
Loan / Deposit Ratio:		83.42%

Source: SNL Financial as of 6/30/2012
Note: All dollars in thousands
*Combined company before purchase accounting adjustments

Comparable Transactions

Announce Date	Buyer Name	Target Name	Deal Value ($M)	Cash Portion (%)	Target Assets ($000)	Price / Tg. Book (%)	Price / Earnings (x)	Premium / Core Dep (%)	NPAs / Assets (%)	LTM Eff. Ratio (%)	LTM ROAA (%)
7/19/2012	SKBHC Holdings LLC	ICB Financial	23.7	100.0%	227,305	94.65	NM	-4.77	5.11	83.49	83.49
4/30/2012	PacWest Bancorp	American Perspective Bank	58.1	100.0%	259,163	131.58	20.31	9.31	1.01	64.18	64.18
3/25/2012	FNB Bancorp	Oceanic Bank Holding, Incor	27.8	100.0%	169,427	86.24	27.42	-7.96	2.75	62.80	62.80
3/23/2012	SKBHC Holdings LLC	Security Business Bancorp	26.4	100.0%	233,414	135.00	NM	4.25	0.91	83.28	83.28
1/19/2012	Grandpoint Capital, Inc.	California Community Bank	30.0	100.0%	243,775	116.27	34.72	2.49	3.37	76.07	76.07
12/8/2011	California United Bank	Premier Commercial Bancor	38.1	NA	449,752	91.64	33.64	-1.07	0.80	76.29	76.29
8/30/2011	First PacTrust Bancorp, Inc.	Beach Business Bank	37.1	100.0%	304,209	119.06	26.82	0.04	2.45	70.38	70.38
6/6/2011	Opus Bank	RMG Capital Corporation	49.2	100.0%	684,373	130.57	NM	1.76	3.58	73.95	73.95
3/22/2011	First Foundation Inc.	Desert Commercial Bank	20.1	NA	153,041	126.01	NM	4.76	5.98	91.29	91.29
3/10/2011	Grandpoint Capital, Inc.	Orange Community Bancorp	32.1	93.5%	223,649	134.64	30.00	6.35	0.66	78.51	78.51
9/15/2010	First General Bank	American Premier Bancorp	16.3	NA	105,815	107.11	NM	2.70	2.61	96.04	96.04
8/24/2010	California United Bank	California Oaks State Bank	17.3	49.4%	136,732	126.39	NM	0.46	2.19	94.25	94.25
7/14/2010	Grandpoint Capital, Inc.	First Commerce Bancorp	43.2	97.3%	348,307	130.43	NM	3.85	5.55	67.50	67.50
2/16/2010	Rabobank Group	Napa Community Bank	30.3	82.5%	167,037	191.89	NM	14.16	2.40	47.68	47.68
		AVERAGE	**32.1**	**93.0%**	**264,714**	**122.96**	**28.82**	**2.60**	**2.81**	**76.12**	**76.12**
		MEDIAN	**30.2**	**100.0%**	**230,360**	**126.20**	**28.71**	**2.60**	**2.53**	**76.18**	**76.18**
8/22/2012	**First PacTrust Bancorp**	**Private Bank of California**	**52.0**	**100.0%**	**638,746**	**127.90**	**22.8**	**2.34**	**0.43**	**84.36**	**0.39**
8/30/2011	**First PacTrust Bancorp**	**Beach Business Bank**	**37.1**	**100.0%**	**304,209**	**119.06**	**NM**	**0.04**	**2.45**	**70.38**	**0.66**
6/6/2011	**First PacTrust Bancorp**	**Gateway Bancorp**	**17.0**	**100.0%**	**187,096**	**61.55**	**neg**	**-10.02**	**8.10**	**93.73**	**-0.02**
7/27/2010	**Investor Group**	**First PacTrust Bancorp**	**59.6**	**100.0%**	**881,491**	**60.41**	**neg**	**na**	**7.02**	**52.97**	**-0.08**
		First PacTrust Average	**41.4**	**100.0%**	**502,886**	**92.23**	**22.8**	**-2.55**	**4.50**	**75.36**	**0.24**

Source: SNL Financial, LC